UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 3, 2012 (September 27, 2012)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2013 Annual Bonus Plan (the “2013 Annual Bonus Plan”)

On September 27, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”) adopted the 2013 Annual Bonus Plan in order to reward executive officers of the Company and of its subsidiaries if the Company successfully meets established performance targets. The payment of a bonus is dependent upon the Company achieving a threshold level of operating income from continuing operations during fiscal year 2013 (the “Performance Goal”), in which case executive officers will be eligible to receive a bonus of up to a maximum of 200% of target. The Company intends for payments under the 2013 Annual Bonus Plan to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the maximum amount allowed under the Company’s 2010 Omnibus Stock and Incentive Plan (the “Omnibus Plan”). If the Performance Goal is not met, no bonus will be paid to any executive officer.

The Committee also approved target and maximum bonuses for each of the Company’s executive officers under the 2013 Annual Bonus Plan. The following table indicates the target and maximum potential bonuses established by the Committee for 2013, expressed both as a percentage of base salary and in absolute amounts, for which each of the named executive officers would be eligible depending on the Company’s performance in 2013:

Name	2013 Target Bonus Percentage	2013 Bonus Target	2013 Eligible Bonus Percentage	2013 Max. Bonus
Sandra B. Cochran	100%	$925,000	200%	$1,850,000
Lawrence E. Hyatt	70%	$343,000	140%	$686,000
Douglas E. Barber	70%	$311,500	140%	$623,000
Nicholas V. Flanagan	60%	$216,000	120%	$432,000
Edward A. Greene	50%	$187,500	100%	$375,000

In no case can an executive’s actual award under the 2013 Annual Bonus Plan exceed the maximum award, regardless of the Company’s 2013 performance.

A copy of the 2013 Annual Bonus Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2013 Long-Term Incentive Program (the “2013 Long-Term Incentive Program”)

On September 27, 2012, the Committee established the 2013 Long-Term Incentive Program for 2013. The 2013 Long-Term Incentive Program consists of two components of substantially equal value for a participant at the time of grant: (i) the 2013 Long-Term Performance Plan (the “2013 LTPP”) that provides for awards of performance shares tied to successful achievement of pre-determined return on invested capital goals over fiscal years 2013 and 2014 (the “LTPP Performance Goal”), and (ii) the 2013 Market Stock Unit Grant (the “2013 MSU Grant”) that provides for awards of market-based stock units tied to total shareholder return over fiscal years 2013, 2014 and 2015 (the “MSU Performance Goal”).

The Committee also approved equity award targets for executive officers under the 2013 LTPP and 2013 MSU Grant. These targets (to be earned based on future performance) were calculated as a function of each executive officer’s “LTPP Percentage” and “MSU Percentage,” which represent the target opportunities for awards under the 2013 LTPP and 2013 MSU Grant, expressed as a percentage of the executive officer’s base salary. The LTPP Percentage and MSU Percentage, respectively, for the named executive officers were established by the Committee simultaneously with the establishment of the 2013 LTPP and 2013 MSU Grant. In both cases, if the applicable performance goal is met, then each named executive officer becomes eligible to receive equity awards calculated as a function of the named executive officer’s LTPP Percentage and MSU Percentage, respectively.

For the 2013 LTPP, if the LTPP Performance Goal is met, then the named executive officer would be eligible to receive an award (a “2013 LTPP Award”) of up to 200% of a target number of shares that is calculated by dividing (i) the product of (y) the executive’s LTPP Percentage multiplied by (z) his or her base salary for 2013 by (ii) $62.76, the average closing price of the Company’s common stock during the last 30 calendar days of fiscal 2012 and the first 30 calendar days of fiscal 2013. Accordingly, each named executive officer’s target shares and maximum eligible award under the 2013 LTPP were established by the Committee as follows:

Name	LTPP Percentage	2013 Base Salary	LTPP Target Shares	LTPP Max. Award
Sandra B. Cochran	148.6%	$925,000	21,908	43,816
Lawrence E. Hyatt	70%	$490,000	5,465	10,930
Douglas E. Barber	65%	$445,000	4,608	9,216
Edward A. Greene	37.5%	$375,000	2,240	4,480
Nicholas V. Flanagan	37.5%	$360,000	2,151	4,302
Michael A. Woodhouse*	9.8%	$750,000	1,171	2,342

*	Mr. Woodhouse is eligible to receive a pro rata award under the 2013 LTPP based on his service to the Company through November 7, 2012, the effective date of his retirement from the Company.

For the 2013 MSU Grant, if the MSU Performance Goal is met, then the named executive officer would be eligible to receive an award (a “2013 MSU Grant Award”) of up to 150% of a target number of shares that is calculated by dividing (i) the product of (x) the executive’s MSU Percentage multiplied by (y) his or her base salary for 2013 by (ii) $62.76, the average closing price of the Company’s common stock during the last 30 calendar days of fiscal 2012 and the first 30 calendar days of fiscal 2013. Accordingly, each named executive officer’s target shares and maximum eligible award under the 2013 MSU Grant are as follows:

Name	MSU Percentage	2013 Base Salary	MSU Grant Target	MSU Max. Award
Sandra B. Cochran	148.6%	$925,000	21,908	32,862
Lawrence E. Hyatt	70%	$490,000	5,465	8,198
Douglas E. Barber	65%	$445,000	4,608	6,912
Edward A. Greene	37.5%	$375,000	2,240	3,360
Nicholas V. Flanagan	37.5%	$360,000	2,151	3,227
Michael A. Woodhouse*	6.5%	$750,000	780	1,170

*	Mr. Woodhouse is eligible to receive a pro rata award under the 2013 MSU Grant based on his service to the Company through November 7, 2012, the effective date of his retirement from the Company.

The Company intends for awards under both the 2013 LTPP and the 2013 MSU Grant to qualify as “performance based” compensation under Section 162(m) of the Code to the maximum amount allowed under the Omnibus Plan. Accordingly, as with the 2013 Annual Bonus Plan, eligibility to receive awards under the 2013 Long-Term Incentive Program is dependent upon the Company’s achievement of pre-determined operating income performance goals during the applicable performance period. If these operating income performance goals are not met, then no award will be made under 2013 Long-Term Incentive Program to any named executive officer. If, however, the applicable operating income performance goal is met, then each named executive officer participating in the applicable plan will become eligible to receive an equity award determined according to the Company’s performance relative to the LTPP Performance Goal and the MSU Performance Goal, as applicable.

A copy of the 2013 Long-Term Incentive Program is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2013 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2013 Long-Term Incentive Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 3, 2012	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2013 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2013 Long-Term Incentive Program